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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


             DATE OF REPORT                  COMMISSION FILE NUMBER
             April 9, 1999                         0-21943
   (Date of earliest event reported)

                            -----------------------


                               FOUR MEDIA COMPANY
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                           95-4599440
       (State or other jurisdiction             (IRS Employer
     of incorporation or organization)       Identification Number)



       2813 West Alameda Avenue
         Burbank, California                        91505
(Address of principal executive offices)          (Zip code)


        Registrant's telephone number including area code: 818-840-7000


                                Not applicable
        (Former name and former address, if changed since last report)
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Item 4.  Change in Registrant's Certifying Accountant

   (a)  Previous independent public accountants.

        (i) On April 9, 1999, the Registrant dismissed PricewaterhouseCoopers LLP, which served as the Registrant's independent public accountants since 1993.
        (ii) The reports issued by PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
        (iii) The Audit Committee of the Registrant's Board of Directors approved the decision to change independent public accountants.
        (iv) In connection with its audits for the two most recent fiscal years and through April 9, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.
        (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, will be filed as an exhibit to this Form 8-K within 10 business days.

   (b)  New independent public accountants

        The Registrant engaged Ernst & Young LLP as its new independent public accountants as of April 9, 1999. The Audit Committee of the Registrant's Board of Directors approved this on April 9, 1999. During the two most recent fiscal years and through April 9, 1999, the Registrant has not consulted with Ernst & Young LLP regarding either:

        (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or
        (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event identified (as described in Item 304(a)(1)(v) of Regulation S-K and related instruction to this Item).

Item 7. Financial Statements and Exhibits

   (a)  Exhibits

        Exhibit 16.1   Letter from PricewaterhouseCoopers LLP
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                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FOUR MEDIA COMPANY
                     (Registrant)


                     By: /s/ Christopher Phillips
                         -------------------------

                          Christopher Phillips
                          Chief Financial Officer


  Date:   April 15, 1999